Exhibit 99.1

OptiCon (OPCN) Signs Letter of Intent to begin the Due Diligence Process for Possible Acquisition of Propalms, Inc (PRPM)

Global Software Company seen as Strategic Investment to Increase Sales by $100M

MONDAY May 18, 2009 8.31 AM ET

St. Petersburg, FL—May 18, 2009 -- OptiCon Systems, Inc. (OTC BB:OPCN.OB - News) a global provider of communications and telecommunications software for Wireline, Wireless and fiber optics, announced today that the company has signed a LOI and is beginning the due diligence process for a possible acquisition of Propalms, Inc, stock symbol, (OTC BB: PRPM), a global provider of application delivery solutions for Terminal Services and Virtual Desktop Infrastructures.

The company released the following statement, “OptiCon Systems has signed a LOI and is in the process of evaluating the possibility of acquiring Propalms, Inc, a leading global provider of application delivery solutions for TS and VDI services. As OptiCon continues to expand globally, the need for access to major distribution channels worldwide becomes imperative. Propalms has resellers and distribution channels in Europe, U.S., India and 42 other countries that would assist in speeding up OptiCon’s growth and consequently revenue in-take exponentially. In addition, their internal resources of programmers and support staff throughout Europe and India will be vital for the success of the OptiCon global initiative. This could possibly be a very strategic acquisition for OptiCon to look at once we have completed a thorough due diligence process internally. But most importantly, this possible acquisition will give us a combined projected revenue in access $100M within two years. As this is the first step in a long evaluation process of determining the possibility of an acquisition, the company will continue to update their shareholders through the proper channels.”

About OptiCon Systems

OptiCon Systems, Inc. provides Wireline, Wireless and fiber optics network management solutions offering proprietary state-of-the-art software, professional services and integrated systems. OptiCon Systems have been in use by companies seeking the best solution in managing their networks for the past 10 years. The company's software solutions automate all aspects of the physical and logical layer management, fault detection and delivery of information. The scalability of the software systems permits the Company to target large communications and telecom companies servicing millions of global customers to medium-sized companies managing a single facility. Besides OptiCon Network Manager (ONMS), the company will soon offer PowerCon Energy Systems (PES) that is designed to manage large power networks and facilities for power and alternative energy companies globally. The PES/ONMS isolates (power/fiber) cable cuts, breaks, and faults, and service degradation and other power and optical events to within plus or minus five feet of the event, and produces a global positioning system location for the outage to an approximate five foot section of cable.

For more information, please visit www.opticonsystemsinc.com.

About Propalms, Inc.

Propalms, Inc. OTC BB:PRPM) is a global provider of application delivery solutions for Terminal Services and Virtual Desktop Infrastructures. Delivering to enterprises of all sizes, Propalms offers reliable, scalable and affordable solutions that simply work. Our belief is that application delivery solutions should be flexible, dynamic and, above all, simple to use.

Forward-Looking Statements

This press release may contain forward-looking statements covered within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, plans and timing for the introduction or enhancement of our services and products, statements about future market conditions, supply and demand conditions, and other expectations, intentions and plans contained in this press release that are not historical fact and involve risks and uncertainties. Our expectations regarding future revenues depend upon our ability to develop and supply products and services that we may not produce today and that meet defined specifications. When used in this press release, the words "plan," "expect," "believe," and similar expressions generally identify forward-looking statements. These statements reflect our current expectations. They are subject to a number of risks and uncertainties, including, but not limited to, changes in technology and changes in pervasive markets.

Contact:
     Media Contact:

     OptiCon Systems, Inc.
     investors@opticonsystemsinc.com

_______________________

Source: OptiCon Systems, Inc.

OptiCon (OPCN) Sells 10 Licenses and Gets Commitment for 200 More

Company Completes Major Milestone

Tuesday May 26, 2009 8.31 AM ET

St. Petersburg, FL—May 26, 2009 -- OptiCon Systems, Inc. (OTC BB:OPCN.OB - News) a global provider of communications and telecommunications software for Wireline, Wireless and fiber optics, announced today that the company, through agreement with Mfumo Networking Solutions of South Africa, has sold 10 licenses of its OptiCon software and a commitment for at least 200 more.

“We are ecstatic to have proven the viability and longevity of our world-leading software, OptiCon Network Manager. Therefore, with this sale, we have completed a major milestone for OptiCon as a company and as the major force in the global telecommunications. Consequently we would expect more interests and sales in coming weeks and months to increase revenue hence shareholder value.” stated Sam Talari, Chairman of OptiCon Systems, Inc.

For more information on the contracts, please visit SEC at;

http://www.sec.gov/Archives/edgar/data/1380277/000107997409000368/0001079974-09-000368-index.idea.htm

About OptiCon Systems

OptiCon Systems, Inc. provides Wireline, Wireless and fiber optics network management solutions offering proprietary state-of-the-art software, professional services and integrated systems. OptiCon Systems have been in use by companies seeking the best solution in managing their networks for the past 10 years. The company's software solutions automate all aspects of the physical and logical layer management, fault detection and delivery of information. The scalability of the software systems permits the Company to target large communications and telecom companies servicing millions of global customers to medium-sized companies managing a single facility. Besides OptiCon Network Manager (ONMS), the company will soon offer PowerCon Energy Systems (PES) that is designed to manage large power networks and facilities for power and alternative energy companies globally. The PES/ONMS isolates (power/fiber) cable cuts, breaks, and faults, and service degradation and other power and optical events to within plus or minus five feet of the event, and produces a global positioning system location for the outage to an approximate five foot section of cable.

For more information, please visit www.opticonsystemsinc.com.

Forward-Looking Statements

This press release may contain forward-looking statements covered within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, plans and timing for the introduction or enhancement of our services and products, statements about future market conditions, supply and demand conditions, and other expectations, intentions and plans contained in this press release that are not historical fact and involve risks and uncertainties. Our expectations regarding future revenues depend upon our ability to develop and supply products and services that we may not produce today and that meet defined specifications. When used in this press release, the words "plan," "expect," "believe," and similar expressions generally identify forward-looking statements. These statements reflect our current expectations. They are subject to a number of risks and uncertainties, including, but not limited to, changes in technology and changes in pervasive markets.

Contact:
     Media Contact:

     OptiCon Systems, Inc.
     investors@opticonsystemsinc.com

_______________________

Source: OptiCon Systems, Inc.

OptiCon (OPCN) to Spin-Off PowerCon Energy Systems into Separate Company

PowerCon to Become Wholly Owned Subsidiary

Tuesday June 09, 2009 9 am ET

St. Petersburg, FL—June 09, 2009 -- OptiCon Systems, Inc. (OTC BB:OPCN.OB - News) a leading global provider of communications and telecommunications software for Wireline, Wireless and fiber optics, announced today that the board of directors have approved the Company’s division, PowerCon Energy Systems, to be spun-off into a separate company as a wholly owned subsidiary, immediately.

This transition from a business unit into a wholly owned subsidiary will be the first step into spinning off PowerCon Energy Systems into a public company. For clarifications, this is the complete process;

1-	PowerCon transforms from a business unit into a wholly owned subsidiary by establishing it as a separate company; with distinct operations including management team and accounting system.

2-	PowerCon, as a wholly owned subsidiary, could then be spun-off as a public company with the approval of the majority shareholders and the board of directors.

3-
After approval, the Company will then establish the record date for determining the record holders of Company common stock for purposes of receiving the pro rata “spin-off” distribution (the “Spin-Off”) of the Company’s interest in PowerCon Energy Systems to all of the Company’s shareholders, as of such date.

According to the new United Nations Environment Program Report, in 2007, the governments support for renewable energy is growing rapidly as well. At least 48 countries now have some type of renewable energy promotion policy, including 14 developing countries. Most targets are for shares of electricity production, typically 5 percent to30 percent, by 2010-2012. The same report finds that investors raised over $148 billion, a 60 percent increase over 2006 for renewable and alternative energy projects.  Moreover, despite market downturns from the credit crisis, investments into clean energy have continued to remain strong during the first half of 2008.

Sam Talari acting CEO of the Company, indicated as follows:

“We are pleased to announce this initial stage of spinning-off of PowerCon from a business unit into a wholly owned subsidiary of the Company by establishing it as a separate entity. This initial process will allow us to move to the second stage and spin-off PowerCon as a public company to unlock shareholder value. We believe current market need for energy related enterprise software in this high flying “Green” market coupled with the governments and private sectors support for renewable energy, will make this move very attractive not only to our customers but also to the investor community. “

About OptiCon Systems

OptiCon Systems, Inc., provides Wireline, Wireless and fiber optics network management solutions offering proprietary state-of-the-art software, professional services and integrated systems. OptiCon Systems have been in use by companies seeking the best solution in managing their networks for the past 10 years. The company's software solutions automate all aspects of the physical and logical layer management, fault detection and delivery of information. The scalability of the software systems permits the Company to target large communications and telecom companies servicing millions of global customers to medium-sized companies managing a single facility. Besides OptiCon Network Manager (ONMS), the company will soon offer PowerCon Energy Systems (PES) that is designed to manage large power networks and facilities for power and alternative energy companies globally. The PES/ONMS isolates (power/fiber) cable cuts, breaks, and faults, and service degradation and other power and optical events to within plus or minus five feet of the event, and produces a global positioning system location for the outage to an approximate five foot section of cable.

For more information, please visit www.opticonsystemsinc.com.

Forward-Looking Statements

This press release may contain forward-looking statements covered within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, plans and timing for the introduction or enhancement of our services and products, statements about future market conditions, supply and demand conditions, and other expectations, intentions and plans contained in this press release that are not historical fact and involve risks and uncertainties. Our expectations regarding future revenues depend upon our ability to develop and supply products and services that we may not produce today and that meet defined specifications. When used in this press release, the words "plan," "expect," "believe," and similar expressions generally identify forward-looking statements. These statements reflect our current expectations. They are subject to a number of risks and uncertainties, including, but not limited to, changes in technology and changes in pervasive markets.

Contact:
     Media Contact:

     OptiCon Systems, Inc.
     investors@opticonsystemsinc.com

_______________________

Source: OptiCon Systems, Inc.

OPTICON (OPCN) BEGINS BUILDING RELATIONSHIPS AND INTRODUCING ITS SOFTWARE TO INDIA

COMPANY APPOINTS MEHUL JITENDAR TO LOCATE STRAGEGIC PARTNERS IN INDIA.

Thursday, June 11, 2009, 12:00 pm ET

ST. PETERSBURG, FL— June 11, 2009 -- OptiCon Systems, Inc. (OTC BB:OPCN.OB - News) announced today that through Develco cc, its Business Agent in South Africa, the Company has appointed Mehul Jitendar to locate and negotiate strategic partnerships to sell the OptiCon Fiber Management Software to local telecommunications and private companies in India.

The company released the following statement: "As part of our aggressive global marketing campaign to secure business in emerging markets and nations that have committed resources to expand their fiber optic networks, we have appointed Mehul Jitendar as our agent to contact telecommunication companies in India, which are expanding their fiber optic connectivity throughout the country. We would expect the same success in India as we have received in South Africa hence contributing to our revenue projection for 2010. Almost all of global telecommunications players and governments are in the process of laying fiber to provide the next generation services to their customers and their constituents. This represent a global market opportunity of $50B to $100B for OptiCon. We've had a multitude of inquiries from telecommunications providers in other countries as they continue to expand their fiber initiatives.”

About OptiCon Systems

OptiCon Systems, Inc., provides Wireline, Wireless and fiber optics network management solutions offering proprietary state-of-the-art software, professional services and integrated systems. OptiCon Systems have been in use by companies seeking the best solution in managing their networks for the past 10 years. The company's software solutions automate all aspects of the physical and logical layer management, fault detection and delivery of information. The scalability of the software systems permits the Company to target large communications and telecom companies servicing millions of global customers to medium-sized companies managing a single facility. Besides OptiCon Network Manager (ONMS), the company will soon offer PowerCon Energy Systems (PES) that is designed to manage large power networks and facilities for power and alternative energy companies globally. The PES/ONMS isolates (power/fiber) cable cuts, breaks, and faults, and service degradation and other power and optical events to within plus or minus five feet of the event, and produces a global positioning system location for the outage to an approximate five foot section of cable.

For more information, please visit www.opticonsystemsinc.com.

Forward-Looking Statements

This press release may contain forward-looking statements covered within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, plans and timing for the introduction or enhancement of our services and products, statements about future market conditions, supply and demand conditions, and other expectations, intentions and plans contained in this press release that are not historical fact and involve risks and uncertainties. Our expectations regarding future revenues depend upon our ability to develop and supply products and services that we may not produce today and that meet defined specifications. When used in this press release, the words "plan," "expect," "believe," and similar expressions generally identify forward-looking statements. These statements reflect our current expectations. They are subject to a number of risks and uncertainties, including, but not limited to, changes in technology and changes in pervasive markets.

Contact:
     Media Contact:

     OptiCon Systems, Inc.
     investors@opticonsystemsinc.com

_______________________

Source: OptiCon Systems, Inc.

OPTICON (OPCN) Responds to Investors Concerns Regarding Stock Price

Company in Multiple Negotiations with Several Major Customers in Europe, Middle East & Africa

Friday, June 19, 2009, 1:00 pm ET

ST. PETERSBURG, FL— June 11, 2009 -- OptiCon Systems, Inc. (OTC BB:OPCN.OB - News) a leading global provider of communications and telecommunications software for Wireline, Wireless and fiber optics, announced today that it has received many shareholder concerns regarding the falling share price over the past two weeks.

“As with most public companies, OptiCon has no control in how trades ensue or how markets are made for the company’s securities. We see no reasons for this volatility and stock price decline. We are a fully reporting company and all of our agreements, contracts and accounts are fully available to all investors at SEC. Transparency is key at our Company; to build confidence and sustainability with our present and future shareholders. But to bring more clarification to this issue, we offer the following document;

In 2000, James Madison University published a paper “Emergent Volatility in Asset Markets with Heterogeneous Agents”. The paper hypnotizes that a public market is made out of two types of traders. One are fundamentalists who are able to determine the long term fundamental value of the asset being traded. Another are non-fundamentalists or noise traders or trend traders (day traders) who base their buying and selling behavior on the relationship between a moving average of past prices and the current price. The paper suggests that trend chasers (day traders) can destabilize markets with speculative frenzies in either direction. With the idea that speculation must be ultimately stabilizing because speculators must lose money and will go out of business hence bring stability back into the marketplace. We believe this be the case in scenario for OptiCon Systems.

Also, significantly, we believe our fundamentals are sound based on previous contract announcements (of $24M) and the continued interest for our products and services globally” stated Mr. Sam Talari, acting CEO of OptiCon.

In addition, the company also stated the following:

OptiCon Systems is in the process of multiple negotiations with major customers around the world and USA. We believe these accounts will push us much further as we have anticipated toward executing our business plan and our revenue projections. We will announce these agreements when available.

About OptiCon Systems

OptiCon Systems, Inc., provides Wireline, Wireless and fiber optics network management solutions offering proprietary state-of-the-art software, professional services and integrated systems. OptiCon Systems have been in use by companies seeking the best solution in managing their networks for the past 10 years. The company's software solutions automate all aspects of the physical and logical layer management, fault detection and delivery of information. The scalability of the software systems permits the Company to target large communications and telecom companies servicing millions of global customers to medium-sized companies managing a single facility. Besides OptiCon Network Manager (ONMS), the company will soon offer PowerCon Energy Systems (PES) that is designed to manage large power networks and facilities for power and alternative energy companies globally. The PES/ONMS isolates (power/fiber) cable cuts, breaks, and faults, and service degradation and other power and optical events to within plus or minus five feet of the event, and produces a global positioning system location for the outage to an approximate five foot section of cable.

For more information, please visit www.opticonsystemsinc.com.

Forward-Looking Statements

This press release may contain forward-looking statements covered within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, plans and timing for the introduction or enhancement of our services and products, statements about future market conditions, supply and demand conditions, and other expectations, intentions and plans contained in this press release that are not historical fact and involve risks and uncertainties. Our expectations regarding future revenues depend upon our ability to develop and supply products and services that we may not produce today and that meet defined specifications. When used in this press release, the words "plan," "expect," "believe," and similar expressions generally identify forward-looking statements. These statements reflect our current expectations. They are subject to a number of risks and uncertainties, including, but not limited to, changes in technology and changes in pervasive markets.

Contact:
     Media Contact:

     OptiCon Systems, Inc.
     investors@opticonsystemsinc.com

_______________________

Source: OptiCon Systems, Inc.

OPTICON (OPCN) Receives High Eight Figure Offer for Its World Class Hybrid Network Management System; OptiCon R4

Monday, July 06, 2009, 8:00 am ET

ST. PETERSBURG, FL— July 06, 2009 -- OptiCon Systems, Inc. (OTC BB:OPCN.OB - News) a leading global provider of communications and telecommunications software for Wireline, Wireless and fiber optics, announced today that it has received a purchase offer in high eight figures for its Hybrid Network Management System; OptiCon R4, the next generation in network management software. The Company believes that the potential marketplace for its next generation OptiCon R4 is in $40 to $60 billion dollars by 2010. Considering the pedigree, the name, its world class architecture and other applicable and developable platforms such as PowerCon, we believe that OptiCon R4’s more accurate valuation would be in mid nine figures; hence we have rejected the offer. The Company may consider other offers if they more accurately reflect its true value. Also the Company, currently, is in the process of market valuation and platform evaluations of its OptiCon R4.

The Company believed that besides other applicable developable platforms such as PowerCon, OptiCon R4 is the only Hybrid Systems that offers;

1-	Increased scalability for larger customers
2-	Management of Fiber, Copper, Coax, and Wireless networks
3-	Modular functionality-target specific customers and price points
4-	Customizable to specific customers
5-	Foreign language support
6-	Web/PDA accessible architecture

OptiCon R4’s ability to solve the significant needs that the major telephone and cable companies will have as a result of the convergence of the  telecommunications marketplace—that is, 1)  cable companies who have experience in dealing with cable now want to deliver voice and other services over their networks and require a QoS dramatically higher than they are used to and 2) telephone companies who have a long-time experience with delivering voice services are now deploying fiber optic cable in order to deliver data and video services over the higher bandwidth made possible by laying fiber.  Thus, for very different reasons, both sectors will have a need to more effectively and efficiently manage their fiber networks in ways they have not done to date.

“Also, significantly, we believe our fundamental duty is to increase shareholder value by anticipating all potentials for the company. Hence we have increased our sales efforts in many countries globally for OptiCon R3, our current world class network management software. In tangent, we will also consider all offers that makes the most sense to our management team and our shareholders for OptiCon R4 and also PowerCon.” stated Mr. Sam Talari, acting CEO of OptiCon.

About OptiCon Systems

OptiCon Systems, Inc., provides Wireline, Wireless and fiber optics network management solutions offering proprietary state-of-the-art software, professional services and integrated systems. OptiCon Systems have been in use by companies seeking the best solution in managing their networks for the past 10 years. The company's software solutions automate all aspects of the physical and logical layer management, fault detection and delivery of information. The scalability of the software systems permits the Company to target large communications and telecom companies servicing millions of global customers to medium-sized companies managing a single facility. Besides OptiCon Network Manager (ONMS), the company will soon offer PowerCon Energy Systems (PES) that is designed to manage large power networks and facilities for power and alternative energy companies globally. The PES/ONMS isolates (power/fiber) cable cuts, breaks, and faults, and service degradation and other power and optical events to within plus or minus five feet of the event, and produces a global positioning system location for the outage to an approximate five foot section of cable.

For more information, please visit www.opticonsystemsinc.com.

Forward-Looking Statements

This press release may contain forward-looking statements covered within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, plans and timing for the introduction or enhancement of our services and products, statements about future market conditions, supply and demand conditions, and other expectations, intentions and plans contained in this press release that are not historical fact and involve risks and uncertainties. Our expectations regarding future revenues depend upon our ability to develop and supply products and services that we may not produce today and that meet defined specifications. When used in this press release, the words "plan," "expect," "believe," and similar expressions generally identify forward-looking statements. These statements reflect our current expectations. They are subject to a number of risks and uncertainties, including, but not limited to, changes in technology and changes in pervasive markets.

Contact:
     Media Contact:

     OptiCon Systems, Inc.
     investors@opticonsystemsinc.com

_______________________

Source: OptiCon Systems, Inc.